                                 COMCAST CORPORATION
                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                         OF DIRECTORS OF COMCAST CORPORATION
   P
   R    The undersigned, a holder of Class A Common Stock of COMCAST
   O    CORPORATION, hereby constitutes and appoints RALPH J. ROBERTS and
   X    STANLEY WANG, and each of them acting individually, as the attorney
   Y and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Special Meeting of Shareholders of Comcast to be held on Thursday, November 7, 1996 at 10 A.M., at the offices of the Company, 1500 Market Street, 33rd Floor, Philadelphia, Pennsylvania, and any adjournment or postponement thereof, and thereat to vote all shares of CLASS A COMMON STOCK which the undersigned would be entitled to vote if personally present, as follows:
        1. To approve the issuance of Comcast Class A Special Common Stock in the merger (the "Merger") of The E.W. Scripps Company ("Scripps") with and into Comcast pursuant to the Agreement and Plan of Merger, dated as of October 28, 1995, which is to be amended pursuant to the Form of Amendment to the Agreement and Plan of Merger attached as Annex II to the accompanying Joint Proxy Statement-Prospectus, (as so amended, the "Merger Agreement") by and among Comcast Corporation, Scripps, and Scripps Howard, Inc.

                        / / FOR    / / AGAINST    / / ABSTAIN

        2. To vote on such other business which may properly come before the meeting or any adjournment or postponement thereof.

        Unless otherwise specified, the shares will be voted "FOR" the approval of the issuance of Comcast Class A Special Common Stock in the Merger. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting and any adjournment or postponement thereof.

                     (Please sign and date on the reverse side.)

                          (Continued from other side)

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE RELATED JOINT PROXY STATEMENT-PROSPECTUS.

                                                  Dated:_________________ , 1996

                                                  ------------------------------
                                                     Signature of Shareholder

                                                  ------------------------------
                                                     Signature of Shareholder

                                                  NOTE: Please sign this Proxy
                                                  exactly as name(s) appear(s)
                                                  in address. When signing as
                                                  attorney-in-fact, executor,
                                                  administrator, trustee or
                                                  guardian, please add your
                                                  title as such, and if signer
                                                  is a corporation, please sign
                                                  with full corporate name by
                                                  duly authorized officer or
                                                  officers and affix the
                                                  corporate seal. When stock is
                                                  issued in the name of two or
                                                  more persons, all such persons
                                                  should sign.

     PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                                                    EXHIBIT 99.1

                                                                       PROXY FOR
                                                             COMMON VOTING STOCK
                                THE E. W. SCRIPPS COMPANY
              The undersigned hereby appoints WILLIAM R. BURLEIGH, DANIEL J. CASTELLINI and M. DENISE KUPRIONIS, and each of them, as the undersigned's proxies, with full power of substitution, to attend the Special Meeting of Stockholders of The E.W. Scripps Company, to be held at the Queen City Club, 331 East Fourth Street, Cincinnati, Ohio, on November 5, 1996 at 1:00 PM, local time, and any adjournment or postponement thereof, and to vote thereat the number of shares which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

              1. To approve an amendment to the Certificate of Incorporation of the Company (the "Charter Amendment") in connection with the Spin-Off described in the Merger Agreement referenced below.

                        / /  FOR      / /  AGAINST      / /  ABSTAIN

              2. To adopt the Agreement and Plan of Merger dated October 28,
                 1995, which is to be amended pursuant to the Form of Amendment to the Agreement and Plan of Merger attached as Annex II to the accompanying Joint Proxy Statement-Prospectus (as so amended, the "Merger Agreement"), by and among the Company, Scripps Howard, Inc. and Comcast Corporation.
                        / /  FOR      / /  AGAINST      / /  ABSTAIN

              3. In their discretion with respect to such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

              The Board of Directors recommends a vote FOR approval of the Charter Amendment and FOR adoption of the Merger Agreement. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR approval of the Charter Amendment and FOR adoption of the Merger Agreement. Under the Company's Bylaws, business transacted at the Special Meeting of Stockholders is confined to the purposes stated in the Notice of Special Meeting. THIS PROXY WILL, HOWEVER, CONVEY DISCRETIONARY AUTHORITY TO THE PERSONS NAMED HEREIN AS PROXIES TO VOTE ON MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.
                                    (Continued, and to be signed, on other side)

          (Continued from other side)

              Receipt of the Notice of Special Meeting of Stockholders and the related Joint Proxy Statement-Prospectus is hereby acknowledged.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

                                                   Dated , 1996
                                                     (Please date your Proxy)

                                                                Number of Shares

                                                   -----------------------------
                                                     Signature of Stockholder

                                                   Please sign exactly as your
                                                   name appears hereon,
                                                   indicating, where proper,
                                                   official position or
                                                   representative capacity.

                                                   When signing as Attorney,
                                                   Executor, Administrator,
                                                   Trustee, etc., give full
                                                   title as such.

                                                                    EXHIBIT 99.1

                                                                       PROXY FOR
                                                            CLASS A COMMON STOCK

                                THE E. W. SCRIPPS COMPANY

              The undersigned hereby appoints WILLIAM R. BURLEIGH, DANIEL J. CASTELLINI and M. DENISE KUPRIONIS, and each of them, as the undersigned's proxies, with full power of substitution, to attend the Special Meeting of Stockholders of The E.W. Scripps Company, to be held at the Queen City Club, 331 East Fourth Street, Cincinnati, Ohio, on November 5, 1996 at 1:00 PM, local time, and any adjournment or postponement thereof, and to vote thereat the number of shares which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

              1. To approve an amendment to the Certificate of Incorporation of the Company (the "Charter Amendment") in connection with the Spin-Off described in the accompanying Joint Proxy Statement-Prospectus.

                        / /  FOR      / /  AGAINST      / /  ABSTAIN

              2. In their discretion with respect to such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

              The Board of Directors recommends a vote FOR approval of the Charter Amendment. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR approval of the Charter Amendment. Under the Company's Bylaws, business transacted at the Special Meeting of Stockholders is confined to the purposes stated in the Notice of Special Meeting. THIS PROXY WILL, HOWEVER, CONVEY DISCRETIONARY AUTHORITY TO THE PERSONS NAMED HEREIN AS PROXIES TO VOTE ON MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.

                                    (Continued, and to be signed, on other side)

          (Continued from other side)

              Receipt of the Notice of Special Meeting of Stockholders and the related Joint Proxy Statement-Prospectus is hereby acknowledged.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

                                                   Dated , 1996
                                                     (Please date your Proxy)

                                                                Number of Shares

                                                   -----------------------------
                                                     Signature of Stockholder

                                                   Please sign exactly as your
                                                   name appears hereon,
                                                   indicating, where proper,
                                                   official position or
                                                   representative capacity.

                                                   When signing as Attorney,
                                                   Executor, Administrator,
                                                   Trustee, etc., give full
                                                   title as such.